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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of report (Date of earliest event reported)  February 5, 1998



                          DLJ Commercial Mortgage Corp.
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             (Exact Name of Registrant as Specified in Its Charter)



Delaware                            333-32019               13-3956945
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(State or Other Jurisdiction       (Commission              (IRS Employer
of Incorporation)                  File Number)             Identification No.)




277 Park Avenue, New York, New York                            10172
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(Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code  (212) 892-3000
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.

         It is expected that during late February or early March of 1998, a single series of certificates, entitled DLJ Commercial Mortgage Corp., Commercial Mortgage Pass-Through Certificates, Series 1998-CF1 (the "Certificates"), will be issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement"), to be entered into by and among DLJ Commercial Mortgage Corp. (the "Registrant"), Banc One Mortgage Capital Markets, LLC, as servicer (the "Servicer"), Clarion Capital, as special servicer (the "Special Servicer") and Norwest Bank Minnesota, National Association, as trustee (the "Trustee") and REMIC administrator ("REMIC Administrator"). Certain classes of the Certificates (the "Underwritten Certificates") will be registered under the Registrant's registration statement on Form S-3 (no. 333-32019) and sold to Donaldson, Lufkin & Jenrette Securities Corporation (the "Underwriter") pursuant to an underwriting agreement (the "Underwriting Agreement") to be entered into by and between the Registrant and the Underwriter.

         In connection with the expected sale of the Underwritten Certificates, the Underwriter has advised the Registrant that it has furnished to prospective investors certain information attached hereto as Exhibit 99.1 that may be considered "Computational Materials" (as defined in the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public Securities Association) and "ABS Term Sheets" (as defined in the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association).

         The Computational Materials and ABS Term Sheets attached hereto have been prepared and provided to the Registrant by the Underwriter. The information in such Computational Materials and ABS Term Sheets is preliminary and will be superseded by the final Prospectus Supplement relating to the Underwritten Certificates and by any other information subsequently filed with the Commission.

Item 7.  Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired:

         Not applicable.

(b) Pro forma financial information:

         Not applicable.

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(c)  Exhibits:

Exhibit No.       Description

99.1 Computational Materials and ABS Term Sheets, dated February 2, 1998, prepared by Donaldson, Lufkin & Jenrette Securities Corporation.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:  February 5, 1998


                                        DLJ COMMERCIAL MORTGAGE CORP.


                                        By:    /s/ N. Dante LaRocca
                                            ------------------------------
                                            Name: N. Dante LaRocca
                                            Title:   Senior Vice President

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                                  EXHIBIT INDEX


                  The following exhibits are filed herewith:


Exhibit No.                                                             Page No.

99.1 Computational Materials and ABS Term Sheets, dated February 2, 1998, prepared by Donaldson, Lufkin & Jenrette Securities Corporation.

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